AMENDMENT NO. 2 TO STOCK AWARD AGREEMENT

     This Amendment No. 2 ("Amendment") to Stock Award Agreement ("Agreement") dated October 31, 1990, by and between Oxboro Medical International, Inc., a Minnesota corporation (the "Company"), and Larry A. Rasmusson ("Rasmusson"), effective the 31st day of October, 1995.


                                    RECITALS:


     WHEREAS, pursuant to the Agreement, the term of the Agreement expires at midnight, October 31, 1995; and

     WHEREAS, the Company and Rasmusson desire to extend the termination date of said Agreement to midnight, October 31, 1998 on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and conditions contained in this Amendment, the parties hereto agree to make the following amendments to the Agreement:

         1. Consideration. In consideration of the Company agreeing to extend the termination date of the Agreement from midnight October 31, 1995 to October 31, 1998, Rasmusson, on his own behalf and on behalf of Lexten, Inc. a Minnesota corporation, of which Rasmusson is the sole shareholder, officer and director, the general partner of the Project Heart Limited Partnership, hereby waives right to receive any cash distribution from said limited partnership, with the intent and understanding that all distributions by said limited partnership shall be made proportionately as if the remaining limited partners were the only limited partners.

         2. Term of Agreement. The termination date of this Agreement is hereby extended from midnight, October 31, 1995 to midnight, October 31, 1998.

     All other provisions of the Stock Award Agreement, subject to the provisions of Amendment No. 1 and this Amendment No. 2, shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of October 31st, 1995.

                                              OXBORO MEDICAL INTERNATIONAL, INC.


                                                     By /s/ Harley Haase
                                                        Harley Haase
                                                        Its   President


                                                        /s/ Larry A. Rasmusson
                                                        Larry A. Rasmusson,
                                                        Individually


Consented and agreed to
this 31st day of October,
1995 by:


LEXTEN, INC.


By: /s/ Larry A. Rasmusson
    Larry A. Rasmusson
    Its President